UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2013

VIRTUAL PIGGY, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-53944 (Commission File Number)	35-2327649 (I.R.S. Employer Identification No.)
1221 Hermosa Avenue, Suite 210, Hermosa Beach, California 90254 (Address of principal executive offices, including zip code) (310) 853-1950 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders of Virtual Piggy, Inc. (the “Company”) was held on December 18, 2013 (the “Annual Meeting”). As of September 26, 2013, the record date for the meeting, 111,386,768 shares of the Company’s common stock were issued and outstanding. A quorum consisting of 63,692,866 shares of common stock were present or represented at the meeting. At the Annual Meeting, the stockholders (i) elected each of the Company’s seven nominees for director, (ii) approved the Virtual Piggy, Inc. 2013 Equity Incentive Plan, as previously described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 8, 2013, (iii) approved an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 180,000,000, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1, (iv) approved the compensation of the Company’s named executive officers on an advisory basis, (v) advised that future votes on the compensation of the Company’s named executive officers be held annually and (vi) ratified the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The following tables represent the votes tabulated for each of these matters.

Proposal 1. Election of seven directors.

Nominee	Votes For	Withheld	Broker Non-Votes

Dr. Jo Webber	33,800,538	102,669	29,789,659
Darr Aley	33,802,538	100,669	29,789,659
Kirk Bradley	33,623,853	279,354	29,789,659
Ernest Cimadamore	33,795,538	107,669	29,789,659
Harold D. Copperman	28,363,995	5,539,212	29,789,659
William P. Lyons	28,364,193	5,539,014	29,789,659
William J. Tobia	33,509,453	393,754	29,789,659

Proposal 2. Approval of the Virtual Piggy, Inc. 2013 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes

29,957,441	3,480,086	465,680	29,789,659

Proposal 3.  Approval of an amendment to the Virtual Piggy, Inc. certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 180,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes

57,596,256	5,319,994	771,617	4,999

Proposal 4. Advisory vote on the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes

30,801,444	2,560,008	541,755	29,789,659

Proposal 5. Advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes

16,587,429	805,246	12,322,520	4,188,012	29,789,659

At the Annual Meeting, a plurality of the Company’s outstanding shares of voting capital stock that voted on the matter were voted in favor of conducting future advisory votes on executive compensation on an “annual” basis. The Company’s Board of Directors had likewise recommended a vote for the “annual” option as to frequency of conducting future advisory votes on executive compensation. The Company has considered the stockholder vote and intends to conduct future advisory votes on executive compensation on an “annual” basis until at least the next vote by the Company’s stockholders on the frequency of such votes, which will be no later than the Company’s 2019 Annual Meeting of Stockholders.

Proposal 6. Ratification of the appointment of Morison Cogen LLP as the independent registered public accounting firm for fiscal year 2013.

Votes For	Votes Against	Abstentions

61,444,009	1,133,891	1,114,966

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits – The following exhibit is filed as part of this report:

3.1	Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUAL PIGGY, INC.

Date: December 19, 2013	By:	/s/ Joseph Dwyer
Joseph Dwyer
Chief Financial Officer